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NAVTECH, Inc. and SUBSIDIARIES
EXHIBIT 32
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned hereby certify,  pursuant to, and as required by, 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Navtech, Inc. (the "Company") on Form 10-QSB for period ended January 31, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that information contained in such Quarterly Report on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: March 10, 2004                        /s/ David Strucke
                                             -----------------------------------
                                             David Strucke
                                             Chief Executive Officer


                                             /s/ Gordon Heard
                                             -----------------------------------
                                             Gordon Heard
                                             Chief Financial Officer